QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
LANDEC CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement no.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 30, 2004

TO THE SHAREHOLDERS OF LANDEC CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Landec Corporation (the "Company") will be held on Thursday, September 30, 2004, at 1:00 p.m., local time, at the Seaport Conference Center, 451 Seaport Blvd., Redwood City, CA 94063 for the following purposes:

  1.
  To elect four directors to serve for a term expiring at the Annual Meeting of Shareholders held in the second year following the year of their election and until their successors are duly elected and qualified;

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending May 29, 2005; and

  3.
  To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on August 6, 2004, are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

        All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

BY ORDER OF THE BOARD OF DIRECTORS

GEOFFREY P. LEONARD Secretary

Menlo Park, California
August 25, 2004

IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 30, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Landec Corporation ("Landec" or the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Thursday, September 30, 2004, at 1:00 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Seaport Conference Center, 451 Seaport Blvd., Redwood City, CA 94063. The telephone number at that location is (650) 482-3500.

        The Company's principal executive offices are located at 3603 Haven Avenue, Menlo Park, California 94025. The Company's telephone number at that location is (650) 306-1650.

Solicitation

        These proxy solicitation materials were mailed on or about August 25, 2004, to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and the reimbursement of brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

        The Company will provide a copy of the Company's Annual Report on Form 10-K for the twelve month period ended May 30, 2004, including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request to Gregory S. Skinner, Chief Financial Officer, Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025 (telephone number: (650) 306-1650). Exhibits to the Annual Report may be obtained upon written request to Mr. Skinner and payment of the Company's reasonable expenses in furnishing such exhibits.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Gregory S. Skinner, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

Voting

        Holders of Common Stock are entitled to one vote per share.

        Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. A majority of the shares entitled to vote, represented either in person or by proxy, will constitute a quorum for transaction of business. Except with respect to the election of directors, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present is required for approval of proposals presented to shareholders. In addition, the shares voting affirmatively must also constitute at least a majority of the required quorum. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in determining the approval of any matter submitted to shareholders for a vote. Accordingly, abstentions will have the same effect as a vote against a proposal. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR election of the director nominees proposed by the Board of Directors, FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending May 29, 2005, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be counted for purposes of determining the presence of a quorum, but will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

Record Date and Share Ownership

        Only shareholders of record at the close of business on August 6, 2004, are entitled to notice of and to vote at the Annual Meeting. As of the record date, 23,184,520 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding.

Deadline for Receipt of Shareholder Proposals for the Company's Annual Meeting of Shareholders in 2005

        Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2005 Annual Meeting of Shareholders must be received by the Chief Financial Officer of the Company no later than April 27, 2005 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        Also, if a shareholder does not notify the Company on or before July 11, 2005, of a proposal for the 2005 Annual Meeting of Shareholders, management intends to use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 2005 Annual Meeting of Shareholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

        The Company's Bylaws currently provide for not less than five (5) nor more than nine (9) directors, with the exact number fixed at eight (8), and the Company's Articles of Incorporation provide for the classification of the Board of Directors into two classes serving staggered terms. The Company's Board of Directors currently consists of eight persons, including four Class I directors and four Class II directors. Each Class I and Class II director is elected for a two year term, with Class I directors elected in even numbered years (e.g., 2004) and the Class II directors elected in odd numbered years (e.g., 2005). Accordingly, at the Annual Meeting, four Class I directors will be elected.

        The Board of Directors has nominated the persons named below to serve as Class I directors until the next even numbered year Annual Meeting during which their successors will be elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the four (4) nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected.

Nominees For Class I Directors

Class I Directors

Name of Nominee	Age	Principal Occupation	Director Since
Frederick Frank	72	Vice Chairman and Director of Lehman Brothers	1999
Stephen E. Halprin	66	General Partner of OSCCO Ventures	1988
Richard S. Schneider, Ph.D.	63	Retired General Partner, Domain Partners II, L.P.	1991
Kenneth E. Jones	57	Chairman and Chief Executive Officer of Globe Wireless	2001

        Except as set forth below, each of the Class I directors has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

        Frederick Frank has served as a director since December 1999. Mr. Frank has been with Lehman Brothers for 35 years and was named to his current position of Vice Chairman in 1996. Before that, Mr. Frank was associated with Smith Barney where he was Vice President, Co-Director of Research, and a Director. During his 46 years on Wall Street, Mr. Frank has been involved in numerous financings and merger and acquisition transactions. He serves on the board of directors of several companies, including Pharmaceutical Product Development, Inc., Predix Pharmaceuticals, Diagnostic Products Corp., eSoft Inc. and Business Engine. He is a graduate of Yale University, received an M.B.A. from Stanford University and holds a C.F.A. designation.

        Stephen E. Halprin has served as a director since April 1988. Since 1971, Mr. Halprin has been a general partner of OSCCO Ventures. Mr. Halprin has been an active member of the venture community since 1968 and serves on the Board of Directors of a number of privately-held technology companies. Mr. Halprin received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.

        Richard S. Schneider, Ph.D. has served as a director since September 1991. From October 1990 until his retirement in 1999, Dr. Schneider was a general partner of Domain Associates. Dr. Schneider has over 25 years of product development experience in the fields of medical devices and biotechnology. Prior to pursuing a career in venture capital, Dr. Schneider was Vice President of Product Development at Syva/Syntex Corporation and President of Biomedical Consulting Associates. He is a member of the Board of Directors of SonoSite, Inc. and a number of privately-held life science companies. Dr. Schneider received a Ph.D. in chemistry from the University of Wisconsin, Madison.

        Kenneth E. Jones has served as a director since May 2001. Mr. Jones has been with Globe Wireless since 1994 and was named to his current position, Chairman and Chief Executive Officer, in 1997. Globe Wireless is a leading provider of marine communications services world-wide with operations in 23 countries. Prior to Globe Wireless, Mr. Jones was Chief Executive Officer and Founder of Ditech Communications, a publicly traded telecommunications technology company. Mr. Jones' prior experience includes serving as President and Chief Executive Officer of a private label food business and Vice President and Chief Financial Officer of Hills Bros. Coffee, Inc. of San Francisco, CA. He is a graduate of the University of Nebraska in Chemical Engineering and received an M.B.A. from Harvard University.

Class II Directors

        Directors continuing in office until the 2005 Annual Meeting of Shareholders:

Name of Director	Age	Principal Occupation	Director Since
Gary T. Steele	55	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1991
Nicholas Tompkins	49	President and Chief Executive Officer of Apio, Inc.	2003
Kirby L. Cramer	68	Chairman Emeritus of Hazleton Laboratories Corporation	1994
Richard Dulude(1)	71	Retired Vice Chairman, Corning, Inc.	1996

(1)
Mr. Dulude will retire as a director effective September 30, 2004. The vacancy in the Board of Directors resulting from Mr. Dulude's retirement will be filled by Dr. Duke Bristow who has been elected as a director effective September 30, 2004.

        Except as set forth below, each of the Class II directors has been engaged in the principal occupation set forth next to his name above during the past five years.

        Gary T. Steele has served as President, Chief Executive Officer and a director since September 1991 and as Chairman of the Board of Directors since January 1996. Mr. Steele has over 20 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil

Company. Mr. Steele received a B.S. from Georgia Institute of Technology and an M.B.A. from Stanford University.

        Nicholas Tompkins has been President and Chief Executive Officer of Apio, Inc., a subsidiary of Landec, since Apio's inception in 1979. Landec acquired Apio in December of 1999. Mr. Tompkins is a Senior Vice President of Landec and was elected to the Landec Board of Directors in 2003. Mr. Tompkins is also a current board member and past chairman of the Ag Business Advisory Council for California Polytechnic State University in San Luis Obispo. He has also been a member of the board of directors of the United Fresh Fruit and Vegetable Association for the past four years and is currently Chairman Elect for that organization. Mr. Tompkins received a B.S. in Agricultural Business from California State University of Fresno.

        Kirby L. Cramer has served as a director since December 1994. Since April 1987, Mr. Cramer has been Chairman Emeritus of Hazleton Laboratories Corporation. He also serves as a director of SonoSite, Inc., Corus Pharma, DJ Orthopedics and Harris Bank, N.A. Mr. Cramer received a B.A. from Northwestern University and an M.B.A. from the University of Washington and completed the Advanced Management Program at Harvard Business School, and holds a C.F.A. designation.

        Duke K. Bristow, Ph.D. has been elected as a director effective as of September 30, 2004. Since 1990, Dr. Bristow has been an economist in the Harold Price Center for Entrepreneurial Studies at the Anderson School at UCLA. At UCLA, Dr. Bristow is responsible for a research program in entrepreneurship, corporate governance, and corporate finance. Prior to coming to UCLA, Dr. Bristow was employed by Eli Lilly & Company, a leading life science company, for ten years. He held management positions in the pharmaceutical, medical device and diagnostics divisions and in corporate finance. He holds a B.S. in Chemical Engineering from Purdue University, an M.B.A. from Indiana University, and his Ph.D. in Financial Economics from UCLA. Currently, Dr. Bristow serves on the board of directors of Arena Pharmaceuticals and on the boards or advisory boards of three private companies.

        Richard Dulude has served as a director since May 1996. Mr. Dulude retired as Vice Chairman of Corning, Inc. in 1993 after a 36-year career in which he held various general management positions in Corning's telecommunications, materials, consumer and international businesses, including positions as Chairman and Chief Executive Officer of SIECOR Corporation and Chairman and Chief Executive Officer of Corning-Vitro Corporation. Mr. Dulude is currently a director of AMBAC, Inc. and several private companies. Mr. Dulude received a B.S. in Mechanical Engineering from Syracuse University.

Board of Directors Meetings and Committees

        The Board of Directors held a total of seven meetings during the fiscal year ended May 30, 2004. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee ("Nominating Committee"), each of which operates under a written charter approved by the Board of Directors. The Company has adopted a Code of Ethics that applies to all of its employees including its principal executive officer, principal financial and accounting officer and all other senior financial management, as well as the Board of Directors. Any substantive amendments to the Code of Ethics or grant of any waiver, including any implicit waiver, from a provision of the Code of Ethics to the Company's Chief Executive Officer or Chief Financial Officer, will be disclosed either on the Company's website or in a report on Form 8-K. A copy of the charter of each committee of the Board of Directors and the Company's Code of Ethics are posted on the Corporate Governance page of the Company's website at www.landec.com.

        The Audit Committee currently consists of Messrs. Halprin, Dulude and Jones, each of whom meets the current independence requirements of the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers (the "NASD"). The Audit Committee assists the Board of Directors in its oversight of Company affairs relating to the quality and integrity of the Company's financial statements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors, and the Company's compliance with legal and regulatory requirements. The Audit Committee is responsible for appointing, compensating, retaining and overseeing the Company's independent auditors, and approving the services performed by the independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Sarbanes Oxley Act of 2002 and rules adopted by the Commission require us to disclose whether the Audit Committee includes at least one member who is an "audit committee financial expert" within the meaning of such Act and rules. The Board of Directors has determined that there is at least one such financial expert on the Audit Committee and has designated Mr. Halprin as its audit committee financial expert. The Audit Committee held six meetings during fiscal year 2004. Effective as of September 30, 2004, Dr. Bristow will replace Mr. Dulude on the Audit Committee.

        The Compensation Committee currently consists of Mr. Cramer, Mr. Dulude and Dr. Schneider, each of whom meets the current independence requirements of the Commission and the NASD. The function of the Compensation Committee is to review and set the compensation of the Company's Chief Executive Officer and certain of its most highly compensated officers, including salary, bonuses and other incentive plans, stock options and other forms of compensation, to administer the Company's stock plans and approve stock option awards and to oversee the career development of senior management. The Compensation Committee held two meetings during fiscal year 2004. Effective as of September 30, 2004, Mr. Frank will replace Mr. Dulude on the Compensation Committee.

        The Nominating Committee currently consists of Messrs. Cramer and Frank, each of whom meets the current independence requirements of the NASD. The function of the Nominating Committee is to recommend qualified candidates for election as officers and directors of the Company and oversee the Company's corporate governance policies. The Nominating Committee held one meeting in fiscal year 2004. The Nominating Committee will consider nominees proposed by current directors, officers, employees and shareholders. Any shareholder who wishes to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company, Geoffrey P. Leonard of Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, CA 94025, and providing the candidate's name, biographical data and qualifications.

        In selecting candidates for the Board of Directors, the Nominating Committee strives for a variety of experience and background that adds depth and breadth to the overall character of the Board of Directors. The Nominating Committee evaluates potential candidates using standards and qualifications such as the candidates' business experience, independence, diversity, age, skills and expertise to collectively establish a number of areas of core competency of the Board of Directors, including business judgment, management and industry knowledge. Further criteria include a candidate's integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors and its committees.

        A majority of the members of the Board of Directors meet the independence requirements promulgated by the NASD. The Board of Directors has affirmatively determined that the following directors satisfy the current independence requirements of the NASD: Mr. Cramer, Mr. Dulude, Mr. Frank, Mr. Halprin, Dr. Schneider and Mr. Jones. Upon his election to the Board of Directors, Dr. Bristow will also satisfy the current independence requirements of the NASD.

        It is our policy to encourage the members of the Board of Directors to attend the Company's annual meeting of shareholders. Two directors who were then on the Board of Directors attended our 2003 annual meeting of shareholders held on October 16, 2003.

Shareholder Communications

        Our Board of Directors welcomes communications from our shareholders. Shareholders may send communications to the Board of Directors, or to any director in particular, c/o Gregory S. Skinner, Chief Financial Officer, Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025. Any correspondence addressed to the Board of Directors or to any one of our directors in care of Mr. Skinner will be promptly forwarded to the addressee. The independent directors of the Board of Directors review and approve the shareholder communication process periodically to ensure effective communication with shareholders.

Compensation of Directors

        For the fiscal year ended May 30, 2004, each nonemployee director earned $5,000 per quarter and was reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. Each member of the Audit Committee received an additional $2,500 per quarter.

        Nonemployee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, each nonemployee director who has not previously been granted an equivalent option under any stock option plan of the Company will be granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (the "First Option") on the date on which the person first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the shareholders, such nonemployee director (including nonemployee directors who were not eligible for a First Option) will be granted an additional option to purchase 10,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months prior to the date of such annual meeting. The First Option and each Subsequent Option are fully vested and exercisable on the date of grant. Options granted under the Directors' Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant with a term of ten years.

        Messrs. Cramer and Dulude and, subject to their election to the Board of Directors by the shareholders at the Annual Meeting, Messrs. Frank, Halprin and Jones and Dr. Schneider will each be automatically granted an option to purchase 10,000 shares of Common Stock on the date of the Annual Meeting pursuant to the Directors' Plan. Dr. Bristow will be granted an option to purchase 20,000 shares of Common Stock upon his election as a director on September 30, 2004. As of August 6, 2004, options to purchase 4,052,099 shares of the Company's Common Stock were outstanding. As of the same date, Messrs. Cramer, Dulude, Frank, Halprin and Jones, and Dr. Schneider, the nonemployee directors, had been granted options to purchase 80,000 shares, 95,000 shares, 70,000 shares, 80,000 shares, 50,000 shares and 80,000 shares, respectively, of the Company's Common Stock under the Directors' Plan.

Required Vote

        The four Class I director nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed the firm of Ernst & Young LLP as the Company's independent auditors to audit the financial statements of the Company for the fiscal year ending May 29, 2005, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Audit Committee will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ending October 31, 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Paid to Ernst & Young LLP

        The following table presents fees paid by the Company for professional services rendered by Ernst & Young LLP for the fiscal year ended May 30, 2004, the seven month period ended May 25, 2003 and the fiscal year ended October 27, 2002.

Fee Category	Fiscal 2004	Seven month period ended May 25, 2003	Fiscal 2002
Audit Fees	$387,704	$411,263	$510,438
Audit-Related Fees	$0	$13,701	$0
Tax Fees	$39,981	$94,261	$107,533
All Other Fees	$0	$0	$0

Total	$427,685	$519,225	$617,971

        Audit Fees were for professional services rendered for the audit of the Company's annual financial statements, for the review of the Company's financial statements included in the Company's Forms 10-Q, and for assistance with and review of documents filed by the Company with the Commission.

        Audit-Related Fees were for professional services relating to employee benefit audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

        Tax Fees were for professional services relating to tax compliance, tax planning and tax advice.

        All Other Fees were for professional services rendered other than as stated under the captions "Audit Fees", "Audit-Related Fees" and "Tax Fees" above.

        The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee Pre-Approval Policies

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee, or its designee, may also pre-approve particular services on a case-by-case basis.

Required Vote

        The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 29, 2005.

EXECUTIVE OFFICERS OF THE COMPANY

        The following sets forth certain information with regard to executive officers of the Company. Ages are as of August 6, 2004.

        Gary T. Steele (age 55) has been President, Chief Executive Officer and a director of the Company since 1991 and Chairman of the Board of Directors since January 1996. Mr. Steele has over 20 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company.

        David D. Taft, Ph.D. (age 66) has been Chief Operating Officer of the Company since 1993 and Chief Operating Officer of Apio, Inc. since October 2002. Dr. Taft also served as a director of the Company from 1990 through 1995. From February 1986 to April 1993, Dr. Taft was Vice President and Group Manager of the Manufacturing Group at Raychem Corporation. From July 1983 to January 1986, Dr. Taft was Group Manager of the Telecom Group at Raychem Corporation and was appointed to the position of Vice President in October 1984. Dr. Taft has over 35 years of experience in the specialty chemical industry in research and development, sales and marketing, manufacturing and general management. Prior to joining Raychem Corporation, Dr. Taft was Executive Vice President of the Chemical Products Division and a Director of Henkel Corporation, a chemical manufacturing company. Dr. Taft was also an executive with General Mills Chemicals and Ashland Chemical.

        Thomas F. Crowley (age 59) has been President and Chief Executive Officer of Landec Ag, Inc., a subsidiary of the Company, since November 1996. From 1991 to 1995, Mr. Crowley was President and Chief Executive Officer of Broadcast Partners, a satellite communications firm serving farmers throughout North America with its FarmDayta information service. Broadcast Partners was a joint venture of Pioneer Hybrid, Farmland Industries and Illinois Farm Bureau and was sold to Data Transmission Network, Inc. in May 1996. From 1976 to 1990, Mr. Crowley served as Executive Vice President of Edward J. Funk & Sons, Incorporated, a producer and marketer of hybrid corn seed.

        Nicholas Tompkins (age 49) has been President and Chief Executive Officer of Apio, Inc., a subsidiary of Landec, since Apio's inception in 1979. Landec acquired Apio in December of 1999. Mr. Tompkins is a Senior Vice President of Landec and was elected to the Landec Board of Directors in 2003. Mr. Tompkins is also a board member and past chairman of the Ag Business Advisory Council for California Polytechnic State University in San Luis Obispo. He has been a member of the board of directors of the United Fresh Fruit and Vegetable Association for the past four years and is currently Chairman Elect for that organization.

        Gregory S. Skinner (age 43) has been Chief Financial Officer and Vice President of Finance of the Company since November 1999 and Vice President of Administration since November 2000. From May 1996 to October 1999, Mr. Skinner served as Controller of the Company. From 1994 to 1996, Mr. Skinner was Controller of DNA Plant Technology, and from 1988 to 1994 he was with Litton Electron Devices. Prior to joining Litton Electron Devices, Mr. Skinner was with Litton Industries, Inc. and Arthur Anderson & Company.

        Steven P. Bitler, Ph.D.(age 46) has been Vice President, Corporate Technology of the Company since March 2002. From 1988 until March 2002, Mr. Bitler held various positions with the Company related to the Company's polymer product development and thermal switch products. Prior to joining the Company, he developed new high strength polymeric materials at SRI International.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Company's Common Stock as of August 6, 2004 as to (i) each person who is known by the Company to beneficially own more than five percent of any class of the Company's voting stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement, and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned(1)
5% Shareholders, Directors, Named Executive Officers, and Directors and Executive Officers as a Group	Number of Shares		Percent of Total(2)
The Seahawk Ranch Irrevocable Trust II 420 S. Pierre St., P.O. Box 998 Pierre, SD 57501	2,233,782	(3)	9.63%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,383,075	(4)	10.28%
Gilder, Gagnon, Howe & Company LLC 1775 Broadway, 26th Floor New York, NY 10019	1,234,174	(5)	5.32%
Gary T. Steele Chairman of the Board of Directors, Chief Executive Officer and President	799,403	(6)	3.37%
David D. Taft, Ph.D. Chief Operating Officer	438,400	(7)	1.87%
Thomas F. Crowley President and Chief Executive Officer of Landec Ag, Inc.	94,516	(8)	*
Nicholas Tompkins Chief Executive Officer of Apio, Inc. Senior Vice President and director of Landec	1,963,433	(9)	8.08%
Gregory S. Skinner Chief Financial Officer and Vice President of Finance & Administration	258,276	(10)	1.10%
Steven P. Bitler, Ph.D. Vice President, Corporate Technology	101,896	(11)	*
Kirby L. Cramer, Director	162,000	(12)	*
Richard Dulude, Director	111,903	(13)	*
Frederick Frank, Director	1,736,670	(14)	7.47%
Stephen E. Halprin, Director	131,319	(15)	*
Kenneth E. Jones, Director	256,000	(16)	1.10%
Richard S. Schneider, Ph.D., Director	123,469	(17)	*
All directors and executive officers as a group (12 persons)	6,177,285	(18)	23.86%

*
Less than 1%

(1)
Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of capital stock.

(2)
As of August 6, 2004, 23,184,520 shares of Common Stock were issued and outstanding. Percentages are calculated with respect to a holder of options exercisable within 60 days after August 6, 2004 as if such holder had exercised its options. Option shares held by other holders are not included in the percentage calculation with respect to any other holder.

(3)
This information is based on a Schedule 13G filed with the Commission on April 16, 2004 by The Seahawk Ranch Irrevocable Trust II.

(4)
This information is based on a Schedule 13G/A filed with the Commission on February 13, 2004 by Wells Fargo & Company. This number also includes shares reported to be beneficially owned by Wells Capital Management Incorporated.

(5)
This information is based on a Schedule 13G filed with the Commission on March 31, 2004 by Gilder, Gagnon, Howe & Company LLC.

(6)
This number includes 283,332 shares held in trust of which Mr. Steele is a beneficial owner and 3,416 shares owned directly by Mr. Steele. This number also includes 512,655 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(7)
This number includes 279,745 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(8)
This number includes 63,124 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004. This number excludes 500,000 shares of common stock of Landec Ag, Inc. subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(9)
This number includes 416,666 shares owned by Kathleen Tompkins, Mr. Tompkins' wife. This number also includes 1,125,000 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004. This number excludes 1,900,000 shares of common stock of Apio, Inc. subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(10)
This number includes 24,291 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004, owned by Stacia Skinner, Mr. Skinner's wife, and 978 shares owned by Mrs. Skinner. This number also includes 198,992 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(11)
This number includes 61,266 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(12)
This number includes 118,520 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(13)
This number includes 99,000 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(14)
This number includes 70,000 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(15)
This number includes 51,319 shares held in a trust of which Mr. Halprin is a beneficial owner. This number also includes 80,000 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(16)
This number includes 206,000 shares owned by Western General Corp., of which Mr. Jones is president and a director. This number also includes 50,000 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(17)
This number includes 53,469 shares held in a trust of which Dr. Schneider is a beneficial owner. This also includes 70,000 shares subject to outstanding stock options exercisable within 60 days after August 6, 2004.

(18)
This number includes an aggregate of 2,702,593 shares held by officers and directors which are subject to outstanding stock options exercisable within 60 days after August 6, 2004, and 206,000 shares owned by Western General Corp (of which Mr. Jones is president and a director).

REPORT OF THE COMPENSATION COMMITTEE ON
EXECUTIVE COMPENSATION

General

        The Company's executive compensation policies are determined by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is comprised of three nonemployee directors.

        The objective of the Company's executive compensation program is to align executive compensation with the Company's business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term business success of the Company. The Company's executive compensation program is based on the same four basic principles that guide compensation decisions for all employees of the Company:

  •
  The Company compensates for demonstrated and sustained performance.

  •
  The Company compensates competitively.

  •
  The Company strives for equity and fairness in the administration of compensation.

  •
  The Company believes that each employee should understand how his or her compensation is determined.

        The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution are rewarded by higher levels of compensation. In order to ensure that it compensates its executives competitively, the Company regularly compares its compensation practices to those of other companies of comparable size within similar industries. Through the use of independent compensation surveys and analysis, employee compensation training, and periodic pay reviews, the Company strives to ensure that compensation is administered equitably and fairly and that a balance is maintained between how executives are paid relative to other employees and relative to executives with similar responsibilities in comparable companies.

        The Committee meets at least twice annually. Additionally, the Committee may hold special meetings to approve the compensation program of a newly hired executive or an executive whose scope of responsibility has significantly changed. Each year, the Committee meets with the Chief Executive Officer ("CEO") regarding executive compensation projections for the next three years and proposals for executive compensation for the next operating year. Compensation plans are based on compensation surveys and assessments as to the demonstrated and sustained performance of the individual executives. The Committee then independently reviews the performance of the CEO and the Company, and develops the annual compensation plan for the CEO based on competitive compensation data and the Committee's evaluation of the CEO's demonstrated and sustained performance and its expectation as to his future contributions in leading the Company. At a subsequent meeting of the full Board of Directors, the Committee presents for adoption its findings on the compensation of each individual executive.

Compensation of Executive Officers

        During the fiscal year ended May 30, 2004 the Company's executive compensation program was comprised of the following key components: base salary, annual bonus, and equity-based incentives.

  Base Salary.

        The Compensation Committee annually reviews the salaries of the Company's executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

  Annual Bonus.

        During fiscal year 2004, Mr. Skinner and Dr. Taft earned bonuses of $37,660 and $15,000, respectively. These bonuses reflect the executive officers' performance against pre-determined goals and objectives for fiscal year 2004.

  Equity-Based Incentives.

        Stock options are an important component of the total compensation of executives. The Company believes that stock options align the interests of each executive with those of the shareholders. They also provide executives a significant, long-term interest in the Company's success and help retain key executives in a competitive market for executive talent.

        The Company's 1996 Stock Option Plan authorizes the Committee to grant stock options to executives. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based on past performance of the executive and the relative holdings of other executives in the Company and at other companies in the comparable industry. The option grants generally utilize four-year vesting periods to encourage executives to continue contributing to the Company, and they expire ten years from the date of grant.

  Compensation of the Chief Executive Officer.

        The Company's CEO compensation plan includes the same elements and performance measures as the plans of the Company's other executive officers. The Compensation Committee evaluates the performance of the Company's CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any.

        Mr. Steele's salary for fiscal year 2004 was $317,941, and he did not receive a bonus in fiscal year 2004.

  Deductibility of Executive Compensation.

        The Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company's Stock Option Plan to such officers will qualify as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

        This Report is submitted by the Compensation Committee.

        Richard S. Schneider, Ph.D. (Chairman)
        Richard Dulude
        Kirby L. Cramer

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2004, Mr. Cramer, Mr. Dulude and Dr. Schneider served as members of the Compensation Committee. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of any entity.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for fiscal year 2004 were in excess of $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company for that fiscal year, as well as the compensation earned by each such individual for the seven month period ended May 25, 2003 and for the two preceding fiscal years.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year(1)	Salary ($)(2)	Bonus ($)(3)	Securities Underlying Options(#)		All Other Compensation($)
Gary T. Steele Chairman of the Board, Chief Executive Officer and President	2004 2003 2002 2001	317,941 194,961 332,625 324,231	0 0 165,000 0	0 50,000 0 240,000		0 0 60,000 0	(5)
David D. Taft, Ph.D. Chief Operating Officer	2004 2003 2002 2001	248,995 166,211 260,157 249,692	15,000 15,000 204,800 0	25,000 150,000 0 53,738	(6)	0 0 0 0
Thomas F. Crowley President and Chief Executive Officer of Landec Ag, Inc.(4)	2004 2003 2002 2001	197,220 119,769 204,215 190,000	0 0 4,297 0	0 25,000 20,000 0		0 0 0 0
Gregory S. Skinner Chief Financial Officer & V.P. of Finance and Administration	2004 2003 2002 2001	178,885 108,635 182,281 155,654	37,660 0 100,300 0	0 25,000 50,000 50,000		0 0 0 0
Steven P. Bitler, Ph.D. Vice President, Corporate Technology	2004 2003 2002 2001	138,920 83,654 141,154 136,477	0 0 58,000 0	0 0 15,000 0		0 0 0 0

(1)
The Company elected to change its fiscal year end from a fiscal year including 52 or 53 weeks that ends on the last Sunday in October to a fiscal year including 52 or 53 weeks that ends on the last Sunday in May, effective February 20, 2003. Accordingly, compensation information consists of the fiscal year ended May 30, 2004, the seven-month period ended May 25, 2003, as well as the fiscal years ended October 27, 2002, and October 28 2001.

(2)
Includes amounts deferred under the Company's 401(k) plan.

(3)
Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(4)
Landec Ag, Inc. is a subsidiary of the Company.

(5)
In September 2001, Mr. Steele agreed to cancel an option to purchase 200,000 shares of the Company's Common Stock in exchange for $60,000, the value of which was determined by an independent appraisal, and paid by the Company in April 2002.

(6)
Consists of options to purchase 50,000 shares of the Company's Common Stock and options to purchase 100,000 shares of Apio, Inc. common stock.

STOCK OPTION GRANTS IN FISCAL YEAR ENDED MAY 30, 2004

        The following table sets forth information for the Named Executive Officers with respect to grants of options to purchase Common Stock of the Company made in the fiscal year ended May 30, 2004.

	Individual Grants
						Grant Date Value
	Number of Securities Underlying Options/SARs Granted(1)		% of Total Options/SARs Granted to Employees in Fiscal Year*
Name				Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(2)
Gary T. Steele	0		0	n/a	n/a	0
David D. Taft, Ph.D.	25,000	(3)	15.5%	$6.45	12/04/2013	87,788
Gregory S. Skinner	0		0	n/a	n/a	0
Thomas F. Crowley	0		0	n/a	n/a	0
Steven P. Bitler, Ph.D.	0		0	n/a	n/a	0

*
Total number of shares subject to options granted by the Company to employees for the fiscal year ended May 30, 2004 was 161,000 shares.

(1)
No stock appreciation rights were granted during the fiscal year ended May 30, 2004.

(2)
The Company uses a Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the Named Executive Officers are based on a 6 year expected option life, which reflects the Company's experience that its options, on average, are exercised within 6 years of grant. Other assumptions used for the valuations are: interest rate (risk-free rate of return) of 3.09%; annual dividend yield of 0%; and volatility of 0.57. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall market conditions and the timing of option exercises, if any.

(3)
Granted pursuant to the 1996 Stock Option Plan. The shares subject to the option have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and vest 1/12 monthly commencing 30 days from the date of the grant, becoming fully vested on the first anniversary of the date of the grant.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004
AND FISCAL YEAR END OPTION VALUES

        The following table sets forth information with respect to options exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended May 30, 2004, and with respect to unexercised options to purchase shares of Common Stock held by such officers as of May 30, 2004.

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-end (Exercisable/ Unexercisable)(1)	Value of Unexercised In-The-Money Options at Fiscal Year-end (Exercisable/ Unexercisable)(2)
Gary T. Steele	0	$0	514,629/317,544	$1,384,414/$979,685
David D. Taft, Ph.D.	0	$0	269,329/14,584	$724,595/$8,896
Thomas F. Crowley	0	$0	58,854/26,146	$161,705/$116,075
Gregory S. Skinner	0	$0	189,921/55,079	$278,075/$218,105
Steven P. Bitler, Ph.D.	0	$0	59,703/9,688	$193,290/$50,087

(1)
No stock appreciation rights (SARs) were outstanding as of May 30, 2004.

(2)
Based on the closing price of the Company's Common Stock as reported on the NASDAQ National Market System on May 28, 2004 of $7.06 per share minus the exercise price of the in-the-money options.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of May 30, 2004 about the shares of Common Stock that may be issued upon the exercise of options, warrants or rights under all of the Company's equity compensation plans, including the 1996 Stock Option Plan, the 1996 Non-Executive Stock Option Plan, the New Executive Stock Option Plan, the 1995 Directors' Stock Option Plan, the 1988 Stock Option Plan and the 1995 Employee Stock Purchase Plan (ESPP).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Shareholders	2,452,109	$4.24	787,444	(1)
Equity Compensation Plans Not Approved by Shareholders	1,470,652	$5.76	929,741	(2)

TOTAL:	3,922,761		1,717,185

(1)
Represents shares remaining for issuance pursuant to the 1988 Stock Option Plan, the 1996 Stock Option Plan, the 1995 Directors' Stock Option Plan and the ESPP. The ESPP includes a feature pursuant to which the number of shares available increases automatically on the first day of each fiscal year by the lower of 225,000 shares or 1.5% of the outstanding shares on that date, or a lower number determined by the Board of Directors.

(2)
Represents shares remaining for issuance pursuant to options that may be granted under the 1996 Non-Executive Stock Option Plan and the New Executive Stock Option Plan.

The 1996 Non-Executive Stock Option Plan

        The 1996 Non-Executive Stock Option Plan authorizes the grant of non-qualified stock options to employees, including officers, and outside consultants of the Company. The plan has not been approved by the Company's shareholders. The exercise price of the options will be equal to the fair market value of the Company's Common Stock on the date the options are granted. As amended in 1999, 1,500,000 shares are authorized to be issued under this plan. Options generally are exercisable upon vesting and generally vest ratably over four years.

The New Executive Stock Option Plan

        The New Executive Stock Option Plan authorizes the grant of non-statutory stock options to officers of the Company or officers of Apio or Landec Ag whose employment with each of those companies began after October 24, 2000. The plan has not been approved by the Company's shareholders. The exercise price of the non-statutory stock options may be no less than 100% and 85%, for named executives and non-named executives, respectively, of the fair market value of the Company's common stock on the date the options are granted. Options generally are exercisable upon vesting and generally vest ratably over four years. 210,000 shares are authorized to be issued under this plan.

Non-Plan Option Grant

        In November 1999, the Company's Board of Directors granted to the CEO of Apio a non-statutory stock option to purchase 790,000 shares of the Company's common stock in connection with the acquisition of Apio. This grant was not approved by the Company's shareholders. The exercise price of the grant was the fair market value of the Company's common stock on the date of grant. The option vested over two years.

AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the Commission or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

        Composition.    The Audit Committee of the Board of Directors consists of the three directors whose signatures appear below and operates under a written charter adopted by the Board of Directors. Each member of the Audit Committee meets the independence and financial experience requirements of the NASD and the Commission currently in effect.

        Responsibilities.    The responsibilities of the Audit Committee include appointing an accounting firm to be engaged as the Company's independent auditors. Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and the Company's internal controls. The Audit Committee members are not acting as professional accountants or auditors, and their functions are not to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules.

        Review with Management and Independent Auditors.    The Audit Committee held six meetings during fiscal year 2004. The Audit Committee met and held discussions with management and representatives of the Company's independent auditors, Ernst & Young LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee met with the Company's independent auditors, with and without management present, to discuss the overall scope and plans for their audit, the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, including the independent auditors' judgment as to the quality of the Company's accounting principles.

        In addition, the Company's independent auditors provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and the Audit Committee discussed with the independent auditors their independence from management and the Company.

        Charter.    The Board has adopted a written charter for the Audit Committee which operated under that charter during fiscal year 2004. The charter is reviewed annually for changes, as appropriate.

        Summary.    Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended May 30, 2004, as filed with the Commission.

        This report is submitted by the Audit Committee.

        Stephen E. Halprin (Chairman)
        Richard Dulude
        Kenneth E. Jones

PERFORMANCE GRAPH

        The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for fiscal year 2004, the seven-month period ended May 25, 2003, and the four preceding fiscal years of the Company. The graph assumes that $100 was invested on October 31, 1998 in each of the Common Stock of the Company, the Standard & Poor's 500 Stock Index and the NASDAQ Industrial Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

        The information contained in this graph shall not be deemed to be "soliciting material" or "filed" with the Commission or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On October 25, 2001, the Company sold 142,857 shares of Series B Preferred Stock (representing 1,428,570 shares of Common Stock on an as-converted basis) to the Seahawk Ranch Irrevocable Trust ("SRIT") at a price of $35.00 per share for $5,000,000. During fiscal year 2004, the Company paid dividends totaling 13,529 shares of Series B Preferred Stock to SRIT. Mr. Kenneth E. Jones is a trustee of the SRIT and a director of the Company. On December 31, 2003, SRIT transferred all of the Series B Preferred Stock to Seahawk Ranch Irrevocable Trust II. On May 7, 2004, all of the Series B Preferred Stock was converted into 1,744,102 shares of Common Stock.

        Pursuant to the terms of farmer agreements entered into between Apio, Inc. ("Apio") and the Nick Tompkins Ranch, Security Farms and Keystone Farms (the "Tompkins Farms"), Apio provides harvesting, packing, cooling and distributing services for produce planted and grown by the Tompkins Farms, and Apio purchases produce from these farms. The terms of the agreements are substantially the same as the terms offered by Apio to other growers. During fiscal year 2004, Apio paid the Tompkins Farms $808,000 for produce. Mr. Tompkins wholly-owns the Nick Tompkins Ranch and has a greater than ten percent (10%) ownership interest in each of Security Farms and Keystone Farms.

        On July 3, 2003, Apio entered into a Purchase Agreement (the "Purchase Agreement") with Apio Fresh, LLC, a California limited liability company ("Apio Fresh") and the Growers (as defined below) to sell its domestic commodity vegetable business to Apio Fresh. Apio Fresh is owned and operated by a group of persons and entities (the "Growers") that supply produce to Apio, including Mr. Tompkins, who owns 12.5% of Apio Fresh. Under the terms of the Purchase Agreement, Apio Fresh purchased equipment associated with the domestic commodity vegetable business for approximately $160,000, and a portion of Apio's existing carton inventory for approximately $250,000. In connection with the Purchase Agreement, Apio, Apio Fresh and the Growers entered into a supply agreement pursuant to which Apio Fresh and the Growers have agreed to supply produce to Apio for its value-added business and pay a per carton royalty for use of Apio's brand names. During fiscal year 2004, the Company recognized revenues derived from services to Apio Fresh of $3.7 million, revenues of $890,000 from the sale of products to Apio Fresh and royalty revenues of $257,000 from the use by Apio Fresh of Apio's trademarks.

        During fiscal year 2004, Apio leased for approximately $1.2 million land that is either owned, controlled or leased by Nicholas Tompkins, and subleased that land to growers who deliver produce to Apio. The terms of the leases are substantially the same as the terms offered by Apio to other growers.

        During fiscal year 2004, Stacia Skinner, wife of Mr. Greg Skinner, the Company's Chief Financial Officer, was employed at the Company and received approximately $114,291 in compensation.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

        In connection with the acquisition of Apio, the Company entered into an employment agreement with Mr. Nicholas Tompkins in 1999 for a term of five (5) years at an annual salary of $200,000. Under the terms of his employment agreement, Mr. Tompkins is employed as a Senior Vice President of the Company and Chief Executive Officer of Apio. Mr. Tompkins employment agreement also provides that in the case of his involuntary termination other than for cause or his resignation for good reason, he will continue to receive his salary through December 2004. Pursuant to the employment agreement, Mr. Tompkins was issued options to purchase up to 850,000 shares of common stock of the Company, and an option to purchase up to 2,000,000 shares of common stock of Apio. In addition, in connection with the acquisition of Apio, Mr. Tompkins was eligible to receive up to $10 million of earn-out payments if Apio exceeded certain earning targets in fiscal years 2000 and 2001. Of such amount, Mr. Tompkins earned $4.1 million in fiscal year 2000 and $579,000 in fiscal year 2001. All of the earn out has been paid.

        The Company entered into an executive employment agreement with Mr. Gary Steele as of April 5, 2003, setting forth the terms of his employment. The executive employment agreement expires on December 31, 2005 unless renewed or extended by both parties, and provides that Mr. Steele shall be paid an annual base salary of $330,000 plus an annual incentive award based upon the attainment of pre-determined, mutually established goals. Upon Mr. Steele's death or disability, the Company shall pay Mr. Steele or his estate his salary and pro rata portion of his annual incentive award through the date of termination. The agreement further provides a one-year severance obligation by the Company and an acceleration of Mr. Steele's unvested stock options and restricted stock upon Mr. Steele's termination without cause or termination for good reason (any relocation of Mr. Steele's place of employment, reduction in salary, or material reduction of his duties or authority). In addition, the agreement provides that if Mr. Steele is terminated without cause or terminates employment for good reason within two (2) years following a "change of control," all of Mr. Steele's unvested stock options and shares of restricted stock shall immediately vest and become exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended May 30, 2004 all Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with, except that Mr. Halprin was late in filing a Form 4.

OTHER MATTERS

        The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

        It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

GEOFFREY P. LEONARD SECRETARY

2004 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned shareholder of Landec Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 25, 2004, and hereby appoints Gary T. Steele and Gregory S. Skinner, and each of them, with full power of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Landec Corporation to be held on September 30, 2004, at 1:00 p.m. local time, at the Seaport Conference Center, 451 Seaport Blvd., Redwood City, California 94063, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the election of four (4) directors of the Company for the ensuing years and (2) FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending on May 29, 2005.

☒    PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). The Board of Directors unanimously recommends a vote FOR all nominees for directors and proposal 2.

1.	Election of Directors
FOR all Nominees: Frederick Frank, Stephen E. Halprin, Richard S. Schneider, Ph.D., Kenneth E. Jones
	☐ FOR	☐ AGAINST	☐ ABSTAIN
For all nominees except as noted:
(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending May 29, 2005
	☐ FOR	☐ AGAINST	☐ ABSTAIN
and in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

(Signature of Shareholder)

(Date)

(Signature of Shareholder)

(Date)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2004
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS OF THE COMPANY
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS IN FISCAL YEAR ENDED MAY 30, 2004
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004 AND FISCAL YEAR END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS